Exhibit 99.2

Investor Presentation December 2019

2 Disclaimer This presentation has been prepared by Meten International Education Group (the “Company”) and EdtechX Holdings Acquisition Corp . (“EdtechX”) for information purposes only . Such presentation may be presented to certain of EdtechX’s stockholders, as well as other persons who might be interested in purchasing securities of EdtechX in connection with the proposed business combination between the Company and EdtechX (such portfolio, together with their subsidiaries and affiliates, the “Recipient”) . This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction . Stockholders of EdtechX and other interested persons are advised to read, when available, EdtechX's proxy statement which will contain important information . Such persons may read EdtechX's proxy statement and prospectus, dated October 5 , 2018 , and EdtechX's more recent filings with the Securities and Exchange Commission for a description of the security holdings of EdtechX's officers and directors and their respective interests in the successful consummation of the transaction described in this presentation . EdtechX will mail a definitive proxy statement to stockholders as of a record date to be established for voting on the proposed transactions and related matters . Stockholders will also be able to obtain a copy of the proxy statement, once available, by directing a request to : EdtechX Holdings Acquisition Corp . , c/o IBIS Capital Limited, 22 Soho Square, London, W 1 D 4 NS, United Kingdom . The proxy statement, once available, and the prospectus and other filings made by EdtechX can also be obtained, without charge, at the Securities and Exchange Commission's internet site ( http : //www . sec . gov ) . The information herein does not purport to be all - inclusive . The data contained herein was obtained from various sources, including certain third parties, and has not been independently verified . No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information contained herein . Any information on the past performance of the Company contained herein is not an indication as to its future performance . This presentation does not constitute legal, regulatory, accounting or tax advice to you, or any form of financial opinion or recommendation by the Company, EdtechX or any other party . None of the Company, EdtechX or any of their respective affiliates, shareholders, directors, employees, agents, advisors or representatives will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with this presentation . The Recipient should seek independent third party legal, regulatory, accounting and/or tax advice regarding the contents of this presentation . This presentation contains forward - looking statements . These statements include descriptions regarding the intent, belief or current expectations of the Company or its officers and may be recognized by the use of words such as “anticipate,” “expects,” “plans,” “will,” “estimates,” “projects,” “intends,” “believe,” “will” or words of similar meaning . Such forward - looking statements are based on assumptions that are inherently subject to significant risks and uncertainties, many of which are beyond the Company’s control . Actual results may materially differ from those in the forward - looking statements contained herein . Nothing is this presentation should be regarded as a representation by any person that the forward - looking statements set forth herein or any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on such forward - looking statements, which speak only as of the date they are made . The Company, EdtechX and any of their respective affiliates assume no obligation to and do not undertake to update such forward - looking statements to reflect future events or circumstances . This presentation includes certain non - GAAP financial measures, which are different from financial measures calculated in accordance with U . S . GAAP . Such non - GAAP financial measures should be considered in addition to and not as a substitute for or superior to financial measures calculated in accordance with U . S . GAAP . In addition, the definition of adjusted EBITDA in this presentation may be different from the definition of such term used by other companies, and therefore comparability may be limited . A quantitative reconciliation of non - GAAP financial measures to the most directly comparable U . S . GAAP financial measures has been included in this presentation . This presentation also contains certain financial projections of the Company, which are based upon a number of assumptions, estimates and forecasts that, while considered reasonable by the Company, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control, and upon assumptions with respect to future business decisions which are subject to change . These projections may vary materially from actual results . The Company, EdtechX and any of their respective affiliates make no representation that these projected results will be achieved . The Recipient should not place undue reliance on this information .

3 Transaction Summary Background Governance Pro Forma Ownership & Valuation Alignment of Equity Interest Timing & Conditions • Meten International Education Group ( “ Meten ”) entered into a definitive merger agreement with EdtechX Holdings (“ EdtechX ” or “EDTX”) on December 12, 2019; • The combined company will assume the name Meten EdtechX Education Group (“Company” or “ Meten EdtechX ”) • Meten shareholders to own 81% at close of the merger; 1 • Pro forma equity value $649 million, $614 million firm value: - Implies 19.3x 2020E adjusted EBITDA; 28.5x 2020E adjust net income, respectively • Eligible Meten shareholders to receive up to 11,000,000 earn out shares: - 4,000,000 vested if the closing sale price exceeds $12.50/share for 20 out of 30 trading days by 2022YE - 7,000,000 vested if the closing sale price exceeds $15.00/share for 20 out of 30 trading days by 2023YE • 50% of shares held by the Meten founder shareholders subject to lock - up until the earlier of 6 - month from closing and when the share price exceeds $12.50 for 20 out of 30 trading days; the other 50% subject to a 1 - year lock up • EdtechX has entered into Forward Purchase Agreement (“FPA”) with Azimut Enterprises (“ Azimut ”) to purchase up to $20 million at $10.00/share with 100% warrant coverage; • Target to raise up to $100 million in total including up to $20 million in PIPE • Minimum cash requirement for deal close is $30 million 2 ; • Transaction expected to close prior to March 30, 2020 Key Investors Support • The board of Meten EdtechX will consist of 9 directors: - EdtechX will nominate 2 directors who will serve until 3 years from closing; Meten will nominate 4 directors - 3 independent directors to be elected 1. Assuming Meten initial shareholders to receive $10 million in cash. T he initial shareholders will receive 50% of any amount raised (including any amount remaining in EdtechX trust account at closing) in excess of $30 million up to $10 million; 2. Or $20 million, if parties elect to raise less than $10 million in fi nan cing

Contents 01 Company Overview 02 Investment Highlights 03 Growth Strategies 04 Financial Highlights 05 Business combination 05 13 23 31 39 06 Appendix 45

Company Overview 01

6 Our Mission We provide industry - leading English language education and training services using cutting - edge online delivery with strategic retail presence

7 Who Are We? Retail/Offline No.1 Omnichannel general adult ELT player in China 1 Online ELT No.1 No.1 Junior Adult 1. In terms of the revenue in 2018, competitors only include those who have both online and offline business; Online ELT platform of Meten

8 Largest Online general adult ELT player in the omnichannel general ELT market in China 1 Offline player with the widest geographic coverage in the general ELT market in China 2 36 Cities reached 5 149 Learning centers 5,6 73k Students enrolled 4 13 Years of operation 1.1m Registered users 3 ~16k Online teachers 45k Students enrolled 4 113% Revenue CAGR (2016 - 2018) Meten Key Numbers 1. in terms of revenue in 2018, excluding pure online competitors ; 2 . In terms of the number of offline self - operated general ELT learning centers as of December 31, 2018; 3. Registered users of “ Likeshuo ” platform as of September 30, 2019; 4 . For the year ended December 31, 2018; 5.For 2019 Q1 - Q3, or as of September 30, 2019; 6. Includes self - operated and franchised centers under both “ Meten ” and “ABC” brands;

9 China Education Competitive Landscape Online Offline Omnichannel comparable peers (NYSE: LAIX) (NYSE: GSX) (NYSE: TAL) (NYSE: EDU) (NYSE: DAO) (NYSE: ONE) (Nasdaq: REDU)

10 Profitable Market Leader in Adult ELT Omnichannel Retail + Digital profitable Digital Reach General Adult ELT Offline Revenue 1 ( US$m ) 126 123 95 48 Source: Company public information, Frost & Sullivan 1. For FY2018, USD:RMB=7.15. #1 General adult ELT competitor with integrated digital offering Profitable ELT competitor with extensive omnichannel (retail + Digital) distribution

11 Efficient Omnichannel Business Model 1. Excluding revenue from online marketing services Source: Company public information, for FY2018 Marketing expense as% of revenue EBITDA margin 29.9% 49.8% 1 63.8% 110.7% 10.1% - 29.1% - 32.5% - 71.8% Marketing Efficiency and Profitability vs Pure Online Peers

12 Strong Growth Trajectory and sustainable profitability 46% Student Enrollment 2 21% Gross Billings 2 1. According to Frost & Sullivan, Meten recorded the highest revenue growth from 2016 to 2018 among the top five companies in terms of 2018 offline general ELT reven ue in China; 2. CAGR from 2016 to 20183; 3. According to Frost & Sullivan, only include revenue from offline general ELT services US$ 112 m US$ 161 m US$ 199 m 2016 2017 2018 Recorded the HIGHEST revenue growth in the offline general ELT market in China 1 25% Learning Centers 2 28.3% 27.7% 11.6% 8.2% 3.9% Revenue ( Offline general ELT ) 3 CAGR 2016 - 2018 US$ 7 m US$ 17 m US$ 30 m 2016 2017 2018 Online revenue is still booming Adjusted EBITDA - sustainable profitability US$ 2 m US$ 14 m US$ 20 m 2016 2017 2018

Investment Highlights 02

14 Investment highlights 1 Leading English service provider with high growth trajectory and strong brand recognition Significant market growth opportunities Highly efficient omnichannel business model Outstanding network expansion capabilities with widest presence in tier 2 and 3 cities Well managed omnichannel distribution powered and enabled by tech and digital system 2 3 4 6 Experienced and innovative management team with an entrepreneurial spirit and a passion for education 7 Excellent acquisition and integration capabilities 5

1 Leading English Service Provider with High Growth Trajectory and Strong Brand Recognition

meten 美联国际教育 | edtechx holdings

No. 1

Offline General Adult ELT Market in China[1]

No. 2

Offline General ELT Market in China[1]

No. 1

Online General Adult ELT Market in China[1]

No. 1

Highest Revenue Growth Rate in China's Offline General ELT Market[2] (2016-2018)

Awards and Accreditation

VENTURE50

- Zero2IPO Group's Venture 50 list of the **Most Investment-Worthy** enterprises in China in 2017

Universiade Shenzhen 2011

- The **ONLY** official language service provider of the 26th Universiade in 2011

GLOBAL SHOPPING FESTIVAL 2019

- Ranked **FIRST** in terms of gross billings for the day among English language training service providers who participated in the "Singles' Day" nationwide promotion activity on Tmall.com in 2019[3]

Industry Awards from Leading Media Vendors

Tencent | Baidu 百度 | sina 新浪 | 360 www.360.cn

Source: Frost & Sullivan.

1. In terms of the 2018 revenue and among onmi-channel players. 2. Meten recorded the highest growth rate from 2016 to 2018 among the top five companies in terms of 2018 offline general ELT revenue in China; 3. In terms of gross billings. Tmall.com is one of the world's biggest e-commerce website operated by Alibaba Group.

15

16 16.8 47.9 154.0 2013 2018 2023E Significant Market Growth Opportunities Fast - growing general ELT market with low penetration rate 1 4.8% 2.1% 1.0% Low Penetration Rate 1 of General ELT Market 365.9 Test - oriented ELT General ELT Afterschool Training Sectors 13/18 CAGR 18/23E CAGR Total ELT 14.1% 23.3% 17.9% 19.0% 13.6% 26.3% 18.1% 20.7% 59.9 Source: Frost & Sullivan Report 1. Defined as the ratio of the total enrollment of general ELT services divided by the total urban population aged from three to 49 in China; 2. Tier 1 cities: Beijing, Shanghai, Guangzhou and Shenzhen; Tier 2 cities: provincial capitals, regional centers or economically developed cities; Tier 3/4 cities: small - to mid sized citi es that are strategically located or have relatively developed or large local economy Total Revenue of China ELT Market (Unit: Billion RMB) • 1.4bn population in China with 1.1bn adults in 2018 • Increasing disposable income and expenditure on education and training • Growing number of students studying abroad • Advancement of Internet Technology and broad customer coverage • Highly concentrated in Tier 1 cities 2 • More demand in Tier 2 - 4 cities 2 143.1 2

17 46 92 198 6 37 131 2013 2018 2023 2013 2018 2023 Significant Market Growth Opportunities (Cont’d) Junior ELT and online ELT are two key market segments of future growth Source: Frost & Sullivan Report 2 Online ELT Offline ELT - Junior Online ELT 21% Offline ELT - Adult general 5% Offline ELT - Junior 51% Offline ELT - others 23% RMB 143 billion 2018 ELT Market in China 2013A – 2023E CAGR: 16% 2013A – 2023E CAGR: 36% Overall ELT Market 2013A – 2018A CAGR: 19.0% 2018A - 2023E CAGR: 20.7%

18 4,510 3,595 3,390 2017 2018 2019 Q1-Q3 Highly efficient omnichannel business model 3 Data Accumulation with more students 1.Customer acquisition cost = Selling and marketing expense / Student enrollment, including online and offline businesses. % of Offline Students Who Also Enrolled in Our Online Courses Synergetic Business Model Learning Habits User Portraits Comprehensive and Flexible Product and Service Offering RMB per Student Enrollment Learning Flexibility Offline Online 15.7% 24.2% 2017 2018 Reduced Customer Acquisition Cost 1 Cross - selling Capabilities

19 Guangdong Jiangsu Chongqing Sichuan Hubei Heilongjiang Shaanxi Zhejiang Anhui Jiangxi Liaoning Hunan Yunnan Fujian Beijing 3 3 5 3 2 5 9 3 11 # Inner Mongolia Ningxia Hebei 1 1 3 1 19 1 7 6 46 15 Provinces with learning centers presence 1 4 4 19 1. A s of September 30, 2019; 2. According to Frost & Sullivan; 3. Based on the number of offline self - operated general ELT learning centers as of December 31, 2018 Learning centers under “ Meten ” brand 1 1 2 3 Learning centers under “ABC” brand 1 Experiential marketing stores for online English training 1 26 5 No. 1 in China Offline General ELT Market 2 3 The only general ELT provider who has capabilities to penetrate tier 2 and 3 cities 70 87 102 149 2015 2016 2017 2018 2019.930 Learning centers 135 Online student enrollment Outstanding Network Expansion Capabilities with widest presence in tier 2 and 3 cities 4 1 13,988 24,299 44,586 Capability of expansion into more diversified offerings anchored by existing infrastructure

20 Ten potential regional targets with 300+ centers and RMB2 bn gross billings Excellent Acquisition and Integration Capabilities Systematically Evaluate and Track Potential Acquisition Targets Strong Acquisition Execution Capability Improve the Operation, Management and Brand Image Target Sourcing Acquisition Integration In 2014, Meten acquired 2 learning centers in Ningbo with ~0.5x P/S In 2014, Meten acquired 3 learning centers in Nanjing with ~0.3x P/S 5 In June 2018, Meten acquired ABC Education Group which operates 26 learning centers 1 with ~1.0x P/S 1. As of September 30, 2019. Provinces with learning centers presence 1 3 18 1 1 1 of learning centers under “ABC” brand # 2015 2018 Revenue Growth Rate 2015 - 2018 2015 2018 Revenue Growth Rate 2015 - 2018

21 Well managed omnichannel distribution powered and enabled by tech and digital system Both Self - operated and Franchised Learning Centers 1 are Managed Under Centralized Management Systems Meten CRM system Online Likeshuo system Junior MTS system 6 1. Only franchised learning centers under “ Meten ” brand. TMK Call Center Meten CRM system Customer Data Platform Meten EME system Meten EME system AI Service Platform Meten Classmate APP Parent Interface Student Interface Teacher Interface Teachers real - time video Courseware and chat box

22 Experienced and Innovative Management Team Strong “partnership” culture based on the shared philosophy of entrepreneurship and innovative spirits  Entrepreneurial and innovative  On average > 10 years industry experience  Most of our senior management has been with Meten since inception  Strong partnership culture with most of our mid - to - high level management holding equity interests in our Company Highly experienced senior management team 7 Alan Peng Director, CEO Richard Guo Director, VP Jason Zhao Chairman Kevin Zhou VP, CEO of Likeshuo Ricky Ng CFO Maggie Zeng CHO May Zheng CMO EMBA Johnny He VP CEIBS EMBA Silvia Liu VP CEIBS EMBA Marc Zhou VP THU MBA David Yang Assistant President University of Glasgow Former executive of EF

Growth Strategies 03

Our Growth Strategies

meten 美联国际教育 | edtechx holdings

1 Maintain Sustainable Growth of Online Business

- Offline-online cross selling
- Invest in System upgrades and product developments
- Leverage support from offline network

2 Further Expand Offline Network Coverage

- Expand offline network nationwide
- Build a leading offline English training brand
- Focus on tier 2-4 cities

3 Enhance and Diversify Our Education Service Offerings

- Focus on general adult ELT business
- Diversify service offering by further expanding junior ELT business
- Develop Junior K12 Quality Education program

4 Selectively Pursue Strategic Acquisition and Partnership

- Seek potential opportunities
- Further expansion into junior ELT market
- Collaborate with non-ELT services providers and new technology companies

24

25 Best online ELT brand High - end Technology Focus on user experience Synergic offline and online business Enhance resources integration capabilities In the future, “ Likeshhuo ” will further enhance the penetration of its products through strong offline network channels 13,988 24,299 44,586 2016 2017 2018 Online Student Enrollment 1. As of September 30, 2019; 2. In terms of the revenue in 2018, players only include those who have both online and offline business; 3. Excluding free a nd promotional products; 4. For FY2018, Online customer acquisition cost = online marketing expense / online student enrollments  Offline - online cross selling capabilities  System upgrades and product developments Maintain a Steady and Sustainable Growth of Online Business Dual Teacher Interface on PC Big Data Real Time AI No. 1 Online general adult ELT market in China 2 Interface on Mobile ~ 1,100,000 Registered Users 1 200 ,000 + Paying Users 1 4 , 0 00,000+ Total Course Hours 1 % of offline students who also enrolled in our online courses 1 24.2% Cross Selling 1,889 Customer Acquisition Cost RMB / Student 4 Cross Selling RMB9,000 Average Spending 1,3 1

26 135 215 - 250 16 - 20 30 - 45 38 - 50 2018 2019 New 2020 New 2021 New 2021E • New satellite areas in tier 1 cities with low rental costs • Provincial capitals or the regional economic centers 1 • Initial investment to open a center is ~RMB2 million • Payback period is 3 months and breakeven is 15 months 3 • More focus on Junior ELT centers • Leverage franchising model to accelerate the expansion and reduce initial cost 2 Future Expansion Plan (2019 - 2021) Tier 1 1 City Tier 3/4 1 City Tier 2 1 City 3 - 4 8 - 12 10 - 13 10 - 12 14 - 22 20 - 25 3 - 4 8 - 11 8 - 12 Further Expand Offline Network Coverage Many provinces and regions in China are yet to be covered No. % as of total gross billings Tier 1 1 City 40 37.1 % Tier 2 1 City 50 40.8% Tier 3/4 1 City 29 22.0% The Number and Gross Billings of Self - operated Learning Centers in 2018 2 1. Tier 1 cities: Beijing, Shanghai, Guangzhou and Shenzhen; Tier 2 cities: provincial capitals, regional centers or economic all y developed cities; Tier 3/4 cities: small - to mid sized cities that are strategically located or have relatively developed or large local economy.

27 15 - 20% 3 20 - 30% 3 Tier 1 City Tier 2 City Tier 3 /4 City Number of c ities w ith our learning centers Number of c ities w ith out our learning centers Net p rofit m argin of our l earning c enters 500+ Foreign T eachers Huge U ntapped P otential in 200+ N on T ier 1 C ities 1 1. As of September 30, 2019; 2. In 2017 and 2018, our adult ELT learning center in Mianyang, Sichuan, a tier 3 city, has recorded G ross B illing s of 15 - 18 million RMB , which is higher than country average ; 3. profit margins for typical mature learning centers 4 31 174 Huge Untapped Potential in Non Tier 1 Cities in China 1 3 10 21 16 158 No large adult & junior ELT brands in Tier 3 and 4 cities Very limited number of foreign teachers in Tier 3 and 4 cities 10 - 15% 3 4mn+ Population RMB80bn+ Total GDP RMB30k+ Per Capita GDP 10,000 km 2 City Area R M B 1 0 ~ 1 5 mn Single S tore S ales 2 2

③ Further Expand Junior English K12 Training Business

Build a high-end brand with the Company's own junior brand and take the acquired ABC brand as a mid-end brand

Full-age coverage

3-18

Meten Tots | Meten Children | Meten Teenagers

Offline Junior

Integrated Online and Offline Courses

Online Junior

Online and Offline Cross Selling System

High-end: meten 美联英语

- Rely on existing strong offline network to expand to **100+** centers

Planned new independent junior English center



3
17
19
2019E
2020E
2021E

Adult Courses

Cross Selling

Junior Courses

Mid-end: ABC外语学校 www.abc.com.cn

More focus on the age of 6-18

ELA | CEFR | IELTS

Improve ABC's operational management efficiency and gradually integrate into Meten's system

Cross Selling: promote "Likeshuo" and oversea training products to ABC's customers

- **IT Support**
- **Update CRM & MTS system**

Continue to look for mergers and acquisition opportunities and partners in junior English sector

28

③ Vigorously Explore Junior K12 Quality Education

Target to commence Junior K12 Quality Education program in March 2020



Online K12 Quality Training Program

Simultaneously launch new online courses

立刻说
美联国际教育集团成员

Utilizing **existing ABC networks** to further penetrate into mid-end market

ABC外语学校
www.abc.com.cn

K12 Programming Education

Computational thinking and innovative problem solving skills
Games enlightenment and visual graphics programming

Building on the **existing Junior English Training networks** to focus on high-end market meten
美联英语

Programming

Mathematics

Cultivate mathematical abstraction in real life

Chinese

3-4 Grades

Reading + Writing

Enlightenment picture textbooks
Interspersed with creative activities
Project management courses
Enhance 4Cs abilities

Targets

Primary schools with **1,800+** students

29

④ Leverage M&A Integration Capabilities

meten 美联国际教育 edtechx holdings

More focus on offline junior English training and general adult English training in the future

- Similar Regional Leading Businesses
- Core Businesses that Share the same Values and Goals
- Cutting-edge Technologies

ABC外语学校 www.abc.com.cn meten

Junior English K12 Training and Quality Education

meten 美联英语

General Adult English Training

M&A Strategy

- Enhance targets' operational capabilities
- Multi-brand strategy, with potential for brand unification in the long term
- Strong content development abilities

- Strong brand and market recognition from operational track record
- Future M&A related to adult business will adhere to single brand
- Accelerate regional consolidation

Targets	Regional Leading Co.	Gross Billing RMB50-200 million	Two potential Provincial Leading Targets	Targets	Regional 3-10 Brands	Low Valuation	Still Sourcing

30

Financial highlights 04

32 974.9 1,318.7 1,424.0 1,160.4 2016 2017 2018 2019 Q1-Q3 Robust Growth in Student Enrollment and Gross Billings Student Enrollment 34,568 49,784 56,060 40,110 8,746 11,376 7,202 8,645 8,885 7,336 13,988 24,299 44,586 36,530 55,758 82,728 118,277 95,352 2016 2017 2018 2019 Q1-Q3 General Adult English Training Junior English Training Overseas Training Services Online English Training Gross Billings RMB mm 1 1. We started to offer junior English training in January 2018 and acquired ABC Education Group in June 2018. The number of stud ent enrollments for the year ended December 31, 2018 also included the students enrolled with ABC Education Group. 2. Student enrollment in our online English training represents the total number of student enrollments on our online ‘‘ Likeshuo ’’ platform. 2 45.6% CAGR 20.9% CAGR

33 65% 55% 3% 12% 16% 14% 14% 17% 1% 2% 2018 Q1-Q3 2019Q1-Q3 384.0 484.3 448.0 437.0 423.2 520.9 821.1 907.4 968.9 2017 2018 2019.930 Deferred Revenue Financial Liabilities Revenue and Gross billing 801.5 1,149.7 1,424.2 1,095.0 2016 2017 2018 2019 Q1-Q3 Financial Liability and Deferred Revenue 1 33.3% CAGR RMB mm RMB mm Revenue 1 . Financial liability refers to billings within refund period and deferred revenue refers to billings that cannot be refunded . +10.5% +6.8% General adult English training Overseas training services Online English training Other English language - related services Junior English training Increasing revenue and profit contribution from online ELT and Junior ELT 71% 68% 63% 0% 0% 5% 23% 20% 16% 6% 11% 15% 0% 1% 1% 2016 2017 2018 73% 65% 2% 10% 13% 12% 12% 14% 2018 Q1-Q3 2019Q1-Q3 75% 73% 72% 0% 0% 3% 20% 17% 13% 5% 10% 12% 2016 2017 2018 Revenue breakdown Gross profit breakdown

34 17.1 100 144 9 2016 2017 2018 2019 Q1-Q3 Profitability Analysis: Profit Margin Net Income Adjusted EBITDA 1 Adjusted Net Income 2 1. Adjusted EBITDA = Net income/(loss) - Net interest income + Income tax expenses + Depreciation and amortization + Share - based compensation expenses + One - off offering related expenses; 2. Adjusted net income= Net income/(loss) + Share - based compensation expenses + One - off offering related expenses ； 3.Please refer to detailed one - off impact in page 35 and page 36. 2.1% 8.7% RMB mm RMB mm RMB mm 10.1% 0.8% - 21 48 76 - 38 2016 2017 2018 2019 Q1-Q3 - 27 40 53 - 60 2016 2017 2018 2019 Q1-Q3 NM 3.5% 3.5% NM NM 4.2% 5.3% NM %Revenue One - off impact 3 One - off impact 3 One - off impact 3

2019 Q1-Q3 performance and one-off impact

meten 美联国际教育 edtechx holdings

Q3 performance turned around and recorded 13% YoY increase in adj.net income

Adjusted EBITDA[1]

RMB million



▲5%
45.1
-28.4
16.4
-25.9
60.1
62.9
Q1
Q2
Q3
2018
2019

Adjusted net income[2]

RMB million



▲13%
31.6
-37.1
5.0
-44.3
38.4
43.4
Q1
Q2
Q3
2018
2019

One-off impact - investment for the future growth

Curriculum upgrade

PBL Explorer

- We have upgraded our general adult ELT by introducing the **"Explore Curriculum",** which was built on our practical spoken English curriculum and extended to cover more comprehensive ability trainings. The curriculum was developed through our strategic collaboration with the National Geographic Learning. The upgrade was completed in May 2019
- The curriculum change resulted in **a temporary decrease in our delivery** of course hours and segment revenue recognized as we focused on training our teaching staff and delivering such new courses in a small-class setting during the initial implementation stage
- Gross billing increasing with continuous demand while revenue recognition was delayed (please refer to the Appendix for details of revenue recognition)

ABC integration costs

ABC外语学校 www.abc.com.cn

- After being acquired by Meten, ABC Junior went through a management restructuring and upgrade of its management system, which led to a negative financial impact to the Group

Accepting students from WEBi[3]

WEBi

- There was one-off accrued expense from accepting students from WEBi, such amount will be recognized as revenue in turn as the courses are delivered. We aim to convert these students into our customers after their current contracts with WEBi are over

1. Adjusted EBITDA = Net income/(loss) - Net interest income + Income tax expenses + Depreciation and amortization + Share-based compensation expenses + One-off offering related expenses; 2. Adjusted net income= Net income/(loss) + Share-based compensation expenses + One-off offering related expenses; 3. WEBi was one of the top 5 offline general adult ELT players with 6% market share in 2018. WEBi closed most of its centers during the last several months due to financial difficulties.

35

2020 Forecast – Bridge to 2020 Growth

Projected Normalized / adjusted EBITDA[1]
RMB mm



135
One-off impact normalization: 124
Adj. EBITDA: 11
1
40-50
2
20-30
3
15-25
224
2019 Normalized EBITDA
Driven by topline growth
Profit contribution from Likeshuo and Junior ELT
Operating efficiency improvement
2020 Adjusted EBITDA

Projected Normalized / adjusted net income[2]
RMB mm



64
One-off impact normalization : 112
Adj. net income: -48
35-45
18-27
25-30
160
2019 Normalized net income
Driven by topline growth
Profit contribution from Likeshuo and Junior ELT
Operating efficiency improvement
2020 Adjusted net income

*

One-off impact normalization in 2019 (a conservative estimate)

- Curriculum upgrade: RMB54m impact on EBITDA and RMB49m impact on net income
- ABC integration: RMB50m impact on EBITDA and RMB45m impact on net income
- One-off accrued expense from accepting students from WEBI[3], such amount will be recognized as revenue in turn as the courses are delivered: RMB20m impact on EBITDA and RMB18m impact on net income (in addition, the market sentiment was affected by WEBI incident, which resulted in a decrease in our course hours consumed in Q4, such impact was not included in the normalization adjustment on a conservative basis)

1. Growth driven by topline growth

- Revenue from the 8 and 13 self-operated centers opened in 2018 and 2019 respectively expected to accelerate in 2020 after the ramp-up period
- Additional market share resulting from WEBI shutdown

2. Profit contribution from Likeshuo and Junior ELT[4]

- As the businesses mature, Likeshuo and junior segment are close to profitable in 2019, and are expected to reach profitability in 2020

3. Operating efficiency increase

- Cost saving activities in administration
- More cross selling between online and offline / adult and junior to reduce marketing expenses
- More franchised centers to avoid loss during the ramp-up period

1. Adjusted EBITDA = Net income/(loss) - Net interest income + Income tax expenses + Depreciation and amortization + Share-based compensation expenses + One-off offering related expenses; 2. Adjusted net income= Net income/(loss) + Share-based compensation expenses + One-off offering related expenses; 3. WEBi was one of the top 5 offline general adult ELT players with 6% market share in 2018. WEBi closed most of its centers during the last several months due to financial difficulties; 4.Including junior ELT business under "Meten" brand and "ABC" brand

36

37 3 - year Forecast - Key Drivers and Assumptions Retail network pipeline (2019 - 2021) • New satellite areas in tier 1 cities with low rental costs • Provincial capitals or the regional economic centers 1 • Initial investment to open a center is ~RMB2 million • Payback period is 3 months and breakeven is 15 months 3 • More focus on franchised centers and Junior ELT centers 2 975 1,319 1,424 1,527 1,900 2,300 2016 2017 2018 2019E 2020E 2021E 755 1,029 1,212 1,185 1,370 1,585 47 121 212 262 380 555 802 1,150 1,424 1,447 1,750 2,140 2016 2017 2018 2019E 2020E 2021E Gross billing growth ( RMBmn ) Revenue growth ( RMBmn ) CAGR:20.9% Total CAGR: 14.5 % Online CAGR: 37.8 % Offline CAGR: 14.5 % Online Offline 1. Tier 1 cities: Beijing, Shanghai, Guangzhou and Shenzhen; Tier 2 cities: provincial capitals, regional centers or economic all y developed cities; Tier 3/4 cities: small - to mid sized cities that are strategically located or have relatively developed or large local economy 135 215 - 250 16 - 20 30 - 45 38 - 50 2018 2019 New 2020 New 2021 New 2021E Tier 1 1 City Tier 3/4 1 City Tier 2 1 City 3 - 4 8 - 12 10 - 13 10 - 12 14 - 22 20 - 25 3 - 4 8 - 11 8 - 12

38 3 - year Forecast - Profitability Analysis Adjusted EBITDA 1 RMB million Adjusted net income 2 RMB million 1. Adjusted EBITDA = Net income/(loss) - Net interest income + Income tax expenses + Depreciation and amortization (excluding amortization of operating lease right - of - use assets) + Share - based compensation expenses + One - off offering related expenses; 2. Adjusted net income= Net income/(loss) + Share - based compensation expenses + One - off offering related expenses. 17.1 100.4 144.1 135.0 224.3 301.1 2016 2017 2018 2019E (normalized) 2020E 2021E - 20.6 48.2 75.9 64.0 160.0 230.0 2016 2017 2018 2019E (normalized) 2020E 2021E %Revenue A year of investment: Curriculum change, M&A integration, etc. - 2.6% 4.2% 5.3% 4.4% 9.1% 10.7% 2.1% 8.7% 10.1% 9.3% 12.8% 14.1% CAGR: 27.8 % CAGR: 44.7%

Business combination and valuation consideration 05

Pro Forma Valuation and Ownership

Pro Forma Valuation

Pro forma valuation		
Illustrative share price (per share)	$	10.40
Shares outstanding[1]	$	62,387,019
Pro Forma Equity Value	**$**	**648,825,000**
Est. Closing Cash on Balance Sheet	$	90,033,044
Est. Debt Obligations as of 09/30/19[2]	$	75,352,000
Est. Cash as of 09/30/19	$	20,171,000
Pro Forma Enterprise Value	**$**	**613,972,956**

Pro Forma Valuation	**Metrics** *(in $mm)*	**Multiples**
2020E Adj. EBITDA	31.9	19.3x
2020E Adj. Net Income	22.7	28.5x
2021E Adj. EBITDA	42.9	14.3x
2021E Adj. Net Income	32.7	19.9x

Illustrative Sources and Uses

Sources of Funds		
EDTX Cash in Trust[1]	$65,780,000	10.2%
MetenShareholder Equity Rollover[3]	$525,000,000	81.1%
FPA Investors[4]	$20,000,000	3.1%
PIPE Investors[4]	$20,000,000	3.1%
Sponsor Promote	$16,445,000	2.5%
Total Sources	**$647,225,000**	**100.0%**

Uses of Funds		
Equity Issued to Meten Shareholders	$525,000,000	81.1%
Cash to Meten Shareholders	$10,000,000	1.5%
Cash to Balance Sheet	$90,033,044	13.9%
Estimated Transaction Costs	$5,746,956	0.9%
Sponsor Promote	$16,445,000	2.5%
Total Uses	**$647,225,000**	**100.0%**

Pro Forma Equity Ownership[5]

	Pro Forma Share Price					
	$10.40		$12.50		$15.00	
	Shares	%	Shares	%	Shares	%
Meten Initial Shareholders[3]	50,480,769		50,480,769		50,480,769	
Earnout Shares, cumulative			4,000,000		11,000,000	
Meten Initial Shareholders	50,480,769	80.9%	54,480,769	80.9%	61,480,769	80.7%
FPA & PIPE Investors[4]	4,000,000	6.4%	4,160,000	6.2%	4,466,667	5.9%
EDTX Sponsors	1,581,250	2.5%	1,883,650	2.8%	2,463,250	3.2%
EDTX Public Shareholders	6,325,000	10.1%	6,831,000	10.1%	7,800,833	10.2%
Pro Forma Shares Outstanding	**62,387,019**	**100.0%**	**67,355,419**	**100.0%**	**76,211,519**	**100.0%**

Note: 1. shares outstanding at close of the merger; assuming no redemption from the trust; including 1.6mm EDTX founder shares; including 3.0mm share options rolled over; excluding public and private placement warrants stroking at $11.50/share; 2. including $68mm operating lease obligations as of 09/30/19; 3.assuming full cash-out amount of $10mm paid to Meten shareholders and including 3,050,701 share options rolled over; 4. assuming full FPA amount is requested and an aggregate of $20mm from PIPE investors is raised; 5. giving effect to private and public warrants striking at $11.50/share, using treasury method to calculate the fully diluted shares outstanding at $12.50 and $15.00 respectively; excluding unit purchase options

40

41 3.0x 16.0x 0.4x 9.0x 7.3x 14.1x 2.5x 6.4x 0.3x 4.3x 6.4x 10.x 2.0x 4.2x 0.2x 2.4x 5.5x 6.6x Meten GSX Techedu Inc. LAIX Inc. Youdao, Inc. IDP Education Koolearn Technology 2019 2020 2021 3.0x 10.4x 5.5x 2.5x 7.5x 4.3x 2.0x 5.6x 3.4x Meten TAL Education Group New Oriental Education & Technology Group Inc. 2019 2020 2021 Comparable Companies Analysis (1 of 2) Source: CapIQ, FactSet as of 12/11/2019 Omnichannel EV / Sales: EV / Sales: Average 2019E : 8.0 x; 63 % discount Average 2020E: 5 .9 x; 58% discount Average 2020E: 4.5x; 55% discount Average 2019E : 9.4 x; 68 % discount Average 2020E: 5.5 x; 55% discount Average 2021E: 3.8x; 47% discount (NYSE:GSX) Online (NYSE:LAIX) (NYSE:DAO) (ASX:IEL) (SEHK:1797) (NYSE:TAL) (NYSE:EDU)

42 28.5x 56.6x 53.4x 19.9x 32.1x 42.9x Meten GSX Techedu Inc. IDP 2020 2021 28.5x 139.3x 40.3x 19.9x 51.0x 30.6x Meten TAL Education Group New Oriental Education & Technology Group Inc. P/E 2020 P/E 2021 19.3x 48.1x 31.8x 14.3x 27.3x 26.0x Meten GSX Techedu Inc. IDP Education 2020 2021 19.3x 56.1x 27.0x 14.3x 37.0x 20.0x Meten TAL Education Group New Oriental Education & Technology Group Inc. 2020 2021 Comparable Companies Analysis (2 of 2) Source: CapIQ, FactSet as of 12/11/2019 Omnichannel Online EV / (Adj.) EBITDA: Price / (Adj.) Earnings: EV / (Adj.) EBITDA: Average 2020E : 41.6 x; 54 % discount Average 2021E: 28.5x; 50% discount Average 2020E: 40.0x; 52% discount Average 2021E: 26.7x; 46% discount Average 2020E: 90.0x; 68 % discount Average 2021E: 40.8x; 51% discount Price / (Adj.) Earnings: Average 2020E: 55.0x ; 48% discount Average 2021E: 37.5x; 47% discount (ASX:IEL) (NYSE:GSX) (NYSE:TAL) (NYSE:EDU) (NYSE:TAL) (NYSE:EDU) (ASX:IEL) (NYSE:GSX)

43 EdtechX Holdings: Specialist EdTech Nasdaq Listed Investment Vehicle Source: EdtechX’s prospectus, https://www.privateequitywire.co.uk/2018/10/08/269189/edtechx - holdings - makes - nasdaq - debut 1. As of Dec 3rd, 2018; 2. As of September 20, 2019. Company Profile NASDAQ IPO: Oct 2018 Company Name EdtechX Holdings Exchanghe NASDAQ ： EDTX, EDTXU,EDTXW Website www.edtechxcorp.com Cash to Date 2 ~$65M (~$10.4 per share) Education and EdTech Specialist Investment Vehicle Select Institutional Investors in EdtechX Holdings (from IPO to date) Name Total Assets ($billions) - est 1 Amundi (Europe) $1,600 2 Azimut Asset Management (Europe) $60 (Cornerstone) 3 Banco Intesa San Paolo (Europe) $250 4 Bank of Montreal (Canada) $438 5 HSBC Asset Management (Europe) $370 6 Panagora Asset Management (US) $43 : Targeting growing and profitable management owned companies willing to merge with EdtechX Holdings [ … ] to make the most of the consolidation and digital disruption opportunities available in the education and training sector globally” EdtechX Holdings Prospectus 9.80 10.00 10.20 10.40 EDTXU Covered by Thematic Equity Research :

EdtechX Holdings - Experienced Management Team & Board

meten 美联国际教育 | edtechx holdings

Edtech Sector Specialist + Experience with Capital Markets / M&A / Digital Transition



Charles McIntyre
Chairman of the Board and Chief Investment Officer - 51 years old

- Over 25 years of experience of building businesses across sectors including Edtech, Media, and Financial Services
- Co-founder, CEO of IBIS Capital since 2003
- Began his career with the investment firm Apax Partners, spun off its investment banking arm and developed it into a pan-European investment bank. Sold it for >US$200M in 2005.
- In 2006, co-founded IBIS Capital long/short global hedge fund focused on the media sector
- In 2013, co-founded EdTech Global to build a conference and research business focused on the education technology and training
- Involved in a number of other initiatives including as a Governor of the National Institute of Economic and Social Research, Chairman of Learnlight, Immerse, founder of EdTech Global Foundation



Benjamin Vedrenne-Cloquet
Chief Executive Officer– 42 years old

- Over 20 years of operational, investment and advisory experience in the Education, Technology and Media industries
- Operating Partner at IBIS Capital since Jan 2013, and co-founder of EdtechX Global
- 2008 – 2012, International Head of Corporate Development, Strategy and New Ventures for Time Warner (NYSE:TWX). Lead digital transformation of TV and Digital brands (CNN, Cartoon Network…), representing $650M in revenues and distribution in 15+ countries.
- 2000-2008: Senior management positions at various listed Media and Communication mid caps including Omnicon (NYSE: OMC), Modern Times Group (NASDAQ OMX- MTGA) and Lagardere (EPA: MMB)
- Founder and Chair of the London Edtech Week
- Advisory Board Member of SXSW EDU Conference
- Chairman of the Board of CFBL, an international French Bilingual School in London
- Co-founder Director of Ski Tuition marketplace: SkiBro Technlogies ltd..

Education / Edtech / Training M&A + Investment Experts + **International Institutional Support** + **Owners of leading Edtech industry EdtechX conferences and expert network**

Education / Training / Edtech Specialist Investment bank with global coverage

BPEA Baring Private Equity Asia | MITSUI & CO. | Future Learn | Wall Street English | TPG | QS | PROVIDENCE EQUITY | learnlight

Investors

Amundi Asset Management | Azimut | BMO | HSBC | Intesa Sanpaolo

edtechx europe | edtechx asia | 9,000 Companies

Forbes "Many, many genuinely innovative and exciting companies"

BBC World Service "The latest innovations in the sector that's most tapped to transform the world we live in"

EdSurge "EdTechXEurope: 'TED Talks' meet the global EdTech community"

44

Appendix - Picture gallery - Revenue recognition - summary financial data

46 O ur Learning Centers

47 O ur Likeshuo Platform

A. Illustrative Revenue Recognition[1]

meten 美联国际教育 | X edtechx holdings

Course fees are initially recorded as financial liabilities/ deferred revenues and recognized proportionally throughout the service period



Addition to financial liability and deferred revenue[1]
Financial liability and deferred revenue recognized as revenue this year
Gross billings recognized as revenue this year
Gross Billings
Revenue
Financial Liabilities and Deferred Revenue Beginning Balance

General adult ELT and overseas training services	• The general adult English training service primarily consist of English classroom-based training. Course fees are generally collected in advance as a package or paid under installment plans • Course fee received are initially recorded as financial liabilities from contracts with customers. Revenues are recognized proportionately as the course hours are consumed
Online ELT services	• We operate "Likeshuo" platform to offer online live streaming English training services. Customers enroll for online courses by the use of prepaid study cards • The proceeds collected from the study cards are initially recorded as financial liabilities from contracts with customers. Revenues are generally recognized proportionately as the course/service hours are delivered
Junior ELT services	• We offer junior English training services under "Meten" brand and "ABC" brand. Customers attend the classroom-based training for predetermined course hours over a predetermined period of time. • The proceeds collected for the study cards are initially recorded as financial liabilities from contracts with customers. Revenues are generally recognized proportionately as the course/service hours are delivered

1. For course fees generated from general adult English training, international standardized test preparation courses and online English training.

48

Summary Consolidated Income Statement

(In Thousands, Except for Percentages)	For the Year Ended December 31,				For the Nine months ended September 30,		
	2016	2017	2018		2018	2019	
	RMB	RMB	RMB	US$	RMB	RMB	US$
				Unaudited	Unaudited	Unaudited	Unaudited
Revenues	**801,545**	**1,149,721**	**1,424,234**	**199,258**	**1,064,617**	**1,094,967**	**153,192**
Cost of Revenues	(344,810)	(467,967)	(627,996)	(87,860)	(457,881)	(558,775)	(78,175)
Gross Profit	**456,735**	**681,754**	**796,238**	**111,398**	**606,736**	**536,192**	**75,017**
Operating Expenses:							
Selling and Marketing Expenses	(268,643)	(373,065)	(425,217)	(59,490)	(315,586)	(323,254)	(45,225)
General and Administrative Expenses	(198,431)	(237,509)	(293,157)	(41,014)	(208,944)	(256,382)	(35,869)
Research and Development Expenses	(18,187)	(21,217)	(26,178)	(3,662)	(20,075)	(25,365)	(3,550)
(Loss)/Income from Operations	**(28,526)**	**49,963**	**51,686**	**7,232**	**62,131**	**(68,809)**	**(9,627)**
Interest Income	2,578	4,103	1,150	161	836	677	95
Interest Expenses	(769)	(9)	(8)	(1)	(7)	(1,541)	(216)
Foreign Exchange Gain/(Loss), Net	67	(184)	21	3	48	(25)	(3)
Gains on disposal of subsidiaries	-	-	-	-	-	583	82
Gains on Available-for-sale Investments	890	2,485	3,916	548	3,909	-	-
Government Grants	4,434	4,046	7,817	1,094	5,832	5,184	725
Equity in Income/(Loss) on Equity Method Investments	(842)	(150)	1,668	233	2,913	3,590	502
Others, Net	2,890	(373)	1,649	231	(555)	3,085	432
(Loss)/Income Before Income Tax	**(19,278)**	**59,881**	**67,899**	**9,501**	**75,107**	**(57,256)**	**(8,010)**
Income Tax Expense	(7,869)	(19,539)	(14,454)	(2,022)	(13,187)	(2,296)	(321)
Net (Loss)/Income	**(27,147)**	**40,342**	**53,445**	**7,479**	**61,920**	**(59,552)**	**(8,331)**
Add:							
Share-based compensation	6,557	7,886	7,648	1,070	5,825	5,364	750
Offering expenses	-	-	14,766	2,066	7,284	16,212	2,268
Adjusted net income	**(20,590)**	**48,228**	**75,859**	**10,615**	**75,029**	**(37,976)**	**(5,313)**
Subtract:							
Net interest income / (loss)	1,809	4,094	1,142	160	829	(864)	(121)
Add:							
Income expense / (benefit)	7,869	19,539	14,454	2,022	13,187	2,296	321
Depreciation and amortization	31,659	36,768	54,944	7,687	34,149	43,439	6,077
Adjusted EBITDA	**17,129**	**100,441**	**144,115**	**20,164**	**121,536**	**8,623**	**1,206**

49

50 Consolidated Balance Sheet As of December 31, As of September 30, 2017 2018 2019 RMB RMB US$ RMB US$ (In Thousands) Unaudited Unaudited Unaudited Cash and Cash Equivalents 321,776 174,679 24,438 144,173 20,171 Operating lease right - of - use assets - - - 495,681 69,348 Total Assets 905,514 1,006,746 140,849 1,504,538 210,494 Deferred Revenue (current) 341,328 432,083 60,451 408,829 57,197 Deferred Revenue (non - current) 42,707 52,169 7,299 39,220 5,487 Financial Liability from Contracts with Customers 437,027 423,163 59,203 520,855 72,870 Operating lease liabilities (current) - - - 154,293 21,586 Operating lease liabilities (non - current) - - - 332,304 46,491 Total liabilities 958,870 1,121,349 156,882 1,673,258 234,097 Total mezzanine equity 219,619 - - - - Total Shareholders’ Deficit (272,975) (114,603) (16,034) (168,720) (23,603) Total Liabilities, Mezzanine Equity and Shareholders’ Equity 905,514 1,006,746 140,849 1,504,538 210,494

51 Consolidated Cash Flow Statement For the Year Ended December 31, For the Nine Months Ended September 30, 2016 2017 2018 2018 2019 RMB RMB RMB US$ RMB RMB US$ (In Thousands) Unaudited Unaudited Unaudited Unaudited Net Cash Flow Generated from Operating Activities 92,624 259,708 78,535 10,987 12,685 7,627 1,068 Net Cash Used in Investing Activities (110,586) (128,629) (74,793) (10,464) (83,624) (71,954) (10,066) Net Cash Generated From/Used in Financing Activities 123,636 6,021 (142,633) (19,955) (96,238) 33,177 4,641 Net Increase/(decrease) In Cash And Cash Equivalents and Restricted Cash 105,674 137,100 (138,891) (19,432) (167,177) (31,150) (4,357)

Cash and Cash Equivalents and Restricted Cash at the Beginning of Year 85,583 191,257 328,357 45,939 328,357 189,466 26,507 Cash and Cash Equivalents and Restricted Cash at the End of the Year 191,257 328,357 189,466 26,507 161,180 158,316 22,150